UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2023

Tilray Brands, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38594	82-4310622
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)
265 Talbot Street West,
Leamington, ON		N8H 5L4
(Address of Principal Executive Offices,		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (844) 845-7291
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Symbol(s)
Common Stock, $0.0001 par	TLRY
value per share		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement.

On June 1, 2023, Tilray Brands, Inc. (the “Company” or “Tilray”) entered into an amendment to that certain letter agreement dated April 10, 2023 (the “Amended Waiver and Amendment Agreement”) with HEXO Corp. (“HEXO”) to provide, among other things, for Tilray’s consent to HEXO’s $25 million private placement offering (the “HEXO Offering”) of preferred shares (the “HEXO Special Shares”).  In connection with the HEXO Offering, Tilray expects to receive $12.5 million consisting of amendment fees and required financing proceeds payments.  The Amended Waiver and Amendment Agreement also amends that certain amended and restated senior secured convertible note due 2026 issued by HEXO to Tilray to provide for a reduction of the HEXO minimum liquidity covenant to $1.

Tilray and HEXO also simultaneously entered into an amendment (the “Arrangement Agreement Amendment”) to that certain arrangement agreement (the “Arrangement Agreement”), dated as of April 10, 2023.  The Arrangement Agreement Amendment amends the terms of the Arrangement Agreement to provide for the treatment of the HEXO Special Shares as contemplated under the terms of the HEXO Offering.

Each of the transactions and agreements described above are subject to several closing conditions, including receipt of HEXO shareholder approval; HEXO undergoing no material adverse events; and HEXO complying with all pre-closing covenant compliance, including limitations on specified business actions.

Copies of the transaction documents are filed as Exhibits 10.1 and 10.2 with this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Waiver and Amendment Agreement, dated as of June 1, 2023, by and between Tilray and HEXO.
10.2	Arrangement Agreement Amendment, dated as of June 1, 2023, by and between Tilray and HEXO.
104	Cover Page Interactive Data File (formatted in Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tilray Brands, Inc.
Date: June 1, 2023
By: /s/ Mitchell Gendel
Name: Mitchell Gendel
Title: Global General Counsel